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                               PEREGRINE SYSTEMS, INC.

                               1994 STOCK OPTION PLAN

                         (AS AMENDED THROUGH JULY 16, 1998)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (f)  "COMMON STOCK" means the Common Stock of the Company.

          (g)  "COMPANY" means Peregrine Systems, Inc., a Delaware corporation.

          (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

          (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship or directorship is not interrupted or terminated by the Employee, Consultant or Director or the Company, or any Parent or Subsidiary. Continuous Status as an Employee, Director, or Consultant shall not be considered interrupted in the case of:


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(i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j)  "DIRECTOR" shall mean a member of the Board.

          (k)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.


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          (p)  "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "OPTION" means a stock option granted pursuant to the Plan.

          (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (v) "OPTIONEE" means an Employee, Director, or Consultant who receives an Option.

          (w) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)  "PLAN" means this 1994 Stock Option Plan, as amended.

          (y) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

          (aa) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 6,148,000, plus an annual increase, effective January 1 of each calendar year beginning January 1, 1999 and ending January 1, 2003, equal to such number of additional Shares of Common Stock as may then be required to fix the number of Shares of Common Stock then available for new Option grants at an amount not less than the lesser of (i) four percent (4%) of the Company's then issued and outstanding Common Stock or (ii) 4,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.


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     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

                    (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different Optionees.

                   (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                   (ii) to select the Consultants, Directors, and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                   (iv) to modify or amend each Option, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

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                    (v)  to approve forms of agreement for use under the Plan;

                   (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9 instead of Common Stock;

                 (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                   (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                    (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

                   (xi) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.


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          (b)  Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares underlying Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) in excess of $100,000, such excess shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company or service as a Director, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment, service as a Director or consulting relationship at any time, with or without cause.

          (e)  LIMITATIONS.

                    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 450,000 Shares.

                   (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

                  (iii) If an Option is canceled (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. TERM OF PLAN. The Plan became effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years from such date, unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.


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     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                    (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. However, in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.


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     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. All Options granted hereunder shall be exercisable at the rate of at least 20% per year over five years from the date the Option is granted. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT. In the event that an Optionee's Continuous Status as an Employee, Director, or Consultant terminates (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first
(91st) day following such change of status) or from Consultant to Employee) other than upon the Optionee's death or disability, the Optionee may exercise his or her Option, within 90 days of the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant); provided, however, that (i) the Administrator may in its discretion extend the period of exercisability of the Option beyond a termination of an Optionee's Continuous Status as an Employee, Director, or Consultant until a date not later than the expiration of the term of such Option as set forth in the Notice of Grant and (ii) the Administrator may in its discretion extend the termination date for the purpose of vesting accrual to a date beyond the actual termination date of employment (the "deemed termination date") (but in no event may the deemed termination date be later than the expiration of the term of such Option as set forth in the Notice of Grant). In the event the Administrator shall exercise such discretion to extend the term of an Option, such Option shall be exercisable


                                                                   Page 8 of 11
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during such extended term to the extent it was exercisable at the date of such termination or the deemed termination date, as applicable. Similarly, in the event the Administrator shall exercise such discretion to extend the termination date of an Optionee, such Option shall be exercisable during such term (or such extended term if applicable) to the extent it would be exercisable at the deemed termination date. If at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If after termination the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant as a result of his or her Disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise, by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.


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     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER, SALE OF ASSETS, OR STOCK TRANSFER. In the event of (i) a merger or consolidation of the Company with or into another corporation resulting in the outstanding voting securities of the Company immediately prior thereto representing (either by remaining or by being converted into voting securities of the surviving entity) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(ii) the sale of all or substantially all of the assets of the Company; or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act) with Mr. Moores, in a single transaction or a series of related transactions, of shares of Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company to any person or entity not affiliated with Mr. Moores or the Company, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the provisions of clause (iii) above, any such sale or other transfer by Mr. Moores or any stockholder affiliated with Mr. Moores of shares of Common Stock through a registered public offering of securities under the Securities Act, or in compliance with the requirements of paragraphs (c),
(d), (e), and (f) of Rule 144 under the Securities Act, shall not cause the Option to become fully vested and exercisable. If an Option becomes fully vested and exercisable in the event of a merger or consolidation, sale of assets, or sale or transfer of Common Stock by Mr. Moores as provided above, the


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Administrator shall notify the Optionee in writing or electronically that the
Option shall be fully vested and exercisable.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful


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issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

                              PEREGRINE SYSTEMS, INC.

                    1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

     1. PURPOSES OF THE PLAN. The purposes of this 1995 Stock Option Plan for French Employees are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          -    to provide additional incentive to French Employees, and

          - to promote the success of the Company's business and the business of its French subsidiary.

          This Plan is a sub-plan created under and pursuant to the Peregrine Systems, Inc. 1994 Stock Option Plan, which has been approved by the shareholders of Peregrine Systems, Inc., and which provides that French employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the 1994 Stock Option Plan shall have the same defined meanings in this Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

     (a) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws.

     (b) "DISABILITY" means total and permanent disability, as defined under Applicable Laws.

     (c) "EMPLOYEE" means any person employed by Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

     (d) "FAIR MARKET VALUE" means, as of any date, the dollar value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (e) "OPTION" means a stock option granted pursuant to the Plan which is intended to qualify for preferred tax treatment under applicable French tax laws.

     (f) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (g) "OPTION PRICE" means the per share price for exercising an Option, determined in accordance with subsection 9(a) of the Plan.

     (h)  "OPTIONED STOCK" means the Common Stock subject to an Option.

     (i) "OPTIONEE" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

     (j) "PLAN" means this Peregrine Systems, Inc. 1995 Stock Option Plan for French Employees.

     (k) "SUBSIDIARY" means any participating subsidiary of the Company located in the Republic of France.

     (l) "U.S. PLAN" means the Peregrine Systems, Inc. 1994 Stock Option Plan, as amended.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is that number of Shares of Common Stock which is currently available for issuance under the U.S. Plan. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     4.   ADMINISTRATION OF THE PLAN.

     (a) PROCEDURE. The Plan shall be administered by the Board or a committee appointed by the Board.

     (b    RULE 16b-3 LIMITATIONS.  Notwithstanding the provisions of
Subsection (a) of this Section 4, in the event that Rule 16b-3 promulgated under the Exchange Act, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, and Rule 16b-3 or such successor provision is applicable to the Plan, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(c) of the Plan;

          (ii) to select the Employees to whom Options may be granted hereunder;

          (iii) to determine whether and to what extent Options are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

          (v)    to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii)  to construe and interpret the terms of the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (ix) to modify or amend each Option (subject to Section 14(c) of the Plan);

          (x) to authorize any person to execute on behalf of the Company or Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

          (xi) to determine the terms and restrictions applicable to Options; and

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (d) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     (e) REPORTING TO THE SHAREHOLDERS' MEETING. In its annual proxy statement to the shareholders, the Board shall inform the shareholders as to the number and price of the Options granted hereunder, and as to the Shares subscribed upon exercise of such Options.

     5. ELIGIBILITY. Options may be granted only to Employees; provided, however, that the PRESIDENT DIRECTEUR GENERAL, THE DIRECTEUR GENERAL and other directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

     6. LIMITATIONS. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

     7. TERM OF PLAN. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the termination of the U.S. Plan or the date five years from the date of adoption of the U.S. Plan, whichever is sooner, unless terminated earlier under Section 14 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be as stated in the Option Agreement; provided, however, that subject to Section 10(d) hereof, the maximum term of an Option shall not exceed nine and one-half (9 1/2) years from the date of grant of the Option.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) OPTION PRICE. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than ninety-five percent (95%) of the Fair Market Value on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

          (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                 (i)     cash or check (denominated in U.S. Dollars);

                 (ii)    wire transfer (denominated in U.S. Dollars);

                 (iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price; or

                 (iv)    any combination of the foregoing methods of payment.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed exercised when:

                 (i) the Company receives written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised;

                 (ii) the Subsidiary receives a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

                 Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

                 Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                 Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT RELATIONSHIP. In the event that an Optionee's Continuous Status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

     11. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

          (c)    MERGER, SALE OF ASSETS, OR STOCK TRANSFER.  In the event of
(i) a merger or consolidation of the Company with or into another corporation resulting in the outstanding voting securities of the Company immediately prior thereto representing (either by remaining or by being converted into voting securities of the surviving entity) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act) with Mr. Moores, in a single transaction or a series of related transactions, of shares of Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company to any person or entity not affiliated with Mr. Moores or the Company, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the provisions of clause
(iii) above, any such sale or other transfer by Mr. Moores or any stockholder affiliated with Mr. Moores of shares of Common Stock through a registered public offering of securities under the Securities Act, or in compliance with the requirements of paragraphs (c), (d), (e), and (f) of Rule 144 under the Securities Act, shall not cause the Option to become fully vested and exercisable. If an Option becomes fully vested and exercisable in the event of a merger or consolidation, or sale of assets, or sale or transfer of Common Stock by Mr. Moores as provided above, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable.

     13. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

     16.  LIABILITY OF COMPANY.

          (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.